UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2000



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                               0-27266 36-3154957
        (Commission File Number) (I.R.S. Employer Identification Number)



                 750 North Commons Drive, Aurora, Illinois 60504
               (Address of principal executive offices) (Zip Code)



                                  630-898-2500
              (Registrant's telephone number, including area code)



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ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of business acquired:

                  Attached hereto as Exhibit 99.1 are the Audited Consolidated Financial Statements of Teltrend Inc. as of July 31, 1999 and July 25, 1998 and for the fiscal years ended July 31, 1999, July 25, 1998 and July 26, 1997

                  Attached hereto as Exhibit 99.2 are the Unaudited Consolidated Financial Statements of Teltrend Inc. as of and for the quarters and six months ended January 29, 2000 and July 31, 1999

         (b)      Pro forma financial information:

                  Attached hereto as Exhibit 99.3 are Certain Unaudited Pro Forma Financial Data of
                  Westell Technologies, Inc. and Teltrend Inc.

         (c)      Exhibits:

                  23.1     Consent of Ernst & Young, LLP
                  99.1 Audited Consolidated Financial Statements of Teltrend Inc. as of July 31, 1999 and July 25, 1998 and for the fiscal years ended July 31, 1999, July 25, 1998 and July 26, 1997
                  99.2 Unaudited Consolidated Financial Statements of Teltrend Inc. as of January 29, 2000 and July 31, 1999 and for the quarters and six months ended January 29, 2000 and January 30, 1999
                  99.3 Unaudited Pro Forma Condensed Consolidated Financial Data of Westell Technologies, Inc. and Teltrend Inc.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTELL TECHNOLOGIES, INC.



                                            By:  /s/ Nicholas Hindman
                                                 -------------------------
                                                     Nicholas Hindman
                                                     Chief Financial Officer

    Dated: May 17, 2000